                             THE GABELLI VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998


                                    * * * *

     Morningstar rated Gabelli Value Fund 4 Stars overall and for the five year period Ended 6/30/98 among 2545 and 1462 domestic equity funds, respectively. The Fund Received 3 stars for the three year period ended 6/30/98 among 2545 domestic equity funds.

TO OUR SHAREHOLDERS,

     In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the Standard & Poor's 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. government bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

     Be reminded, The Gabelli Value Fund is a focused investment vehicle rooted in the Graham & Dodd style of value investing. Ten stocks will generally represent 50% of the portfolio. The performance of concentrated portfolios like ours will generally be impacted more fully by our relative success in picking stocks.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1998, The Gabelli Value Fund's (the "Fund") total return was 3.1%. The Standard & Poor's ("S&P") 500 had a return of 3.3% while the Value Line Composite and Russell 2000 Index declined 3.0% and 4.7%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. Over the trailing twelve month period, the Fund was up 43.4%. The S&P 500, Value Line Composite and Russell 2000 rose 30.2%, 20.6% and 16.5%, respectively, over the same twelve month period.

     For the five year period ended June 30, 1998, the Fund's return averaged 22.6% annually, versus average annual returns of 23.1%, 17.6% and 16.1% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through June 30, 1998, the Fund had a total return of 308.5%, which equates to an average annual return of 17.4%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.


INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                               Quarter
                                 -----------------------------------
                                   1st        2nd      3rd      4th       Year
                                   ---        ---      ---      ---       ----
1998:  Net Asset Value ......... $16.43     $16.94      __       __        __
       Total Return ............  14.9%       3.1%      __       __        __
--------------------------------------------------------------------------------
1997:  Net Asset Value ......... $11.63     $14.11    $15.73   $14.30    $14.30
       Total Return ............   1.0%      21.3%     11.5%     8.6%     48.2%
--------------------------------------------------------------------------------
1996:  Net Asset Value ......... $12.88     $13.08    $12.63   $11.52    $11.52
       Total Return ............  10.9%       1.6%    (3.4)%     0.0%      8.7%
--------------------------------------------------------------------------------
1995:  Net Asset Value ......... $11.41     $11.75    $12.81   $11.61    $11.61
       Total Return ............   8.8%       3.0%      9.0%     0.3%     22.5%
--------------------------------------------------------------------------------
1994:  Net Asset Value ......... $11.37     $11.55    $12.43   $10.49    $10.49
       Total Return ............ (6.0)%       1.6%      7.6%   (2.7)%      0.0%
--------------------------------------------------------------------------------
1993:  Net Asset Value ......... $11.15     $11.93    $13.92   $12.09    $12.09
       Total Return ............  10.1%       7.0%     16.7%     1.5%     39.4%
--------------------------------------------------------------------------------
1992:  Net Asset Value ......... $10.40     $ 9.84    $10.04   $10.13    $10.13
       Total Return ............   9.7%     (5.4)%      2.0%     6.4%     12.7%
--------------------------------------------------------------------------------
1991:  Net Asset Value ......... $ 9.51     $ 9.50    $ 9.57   $ 9.48    $ 9.48
       Total Return ............  11.8%     (0.1)%      0.7%     2.5%     15.3%
--------------------------------------------------------------------------------
1990:  Net Asset Value ......... $ 9.23     $ 9.36    $ 8.19   $ 8.51    $ 8.51
       Total Return ............ (2.4)%       1.4%   (12.5)%     9.0%    (5.6)%
--------------------------------------------------------------------------------
1989:  Net Asset Value .........   __         __        __     $ 9.58    $ 9.58
       Total Return ............   __         __        __     2.1%(b)   2.1%(b)
--------------------------------------------------------------------------------

                  Average Annual Returns - June 30, 1998--(a)
                  -------------------------------------------

          1 Year ..........................................  43.4%
                 ..........................................  35.5%(c)
          5 Year ..........................................  22.6%
                 ..........................................  21.2%(c)
          Life of Fund (b) ................................  17.4%
                 ..........................................  16.7%(c)

                           Dividend History
-----------------------------------------------------------------------------
Payment (ex) Date               Rate Per Share             Reinvestment Price
-----------------               --------------             ------------------
December 29, 1997                  $2.720                       $14.01
December 27, 1996                  $1.110                       $11.57
December 27, 1995                  $1.230                       $11.56
December 30, 1994                  $1.600                       $10.49
December 31, 1993                  $2.036                       $12.09
December 31, 1992                  $0.553                       $10.13
December 31, 1991                  $0.334                       $ 9.48
December 31, 1990                  $0.420                       $ 8.51
March 19, 1990                     $0.120                       $ 9.21
December 29, 1989                  $0.068                       $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------

WHAT WE DO

     The success of momentum investing in recent years and
investors' desire for instant gratification have combined to
make value investing appear dull. At the risk of being dull,      [GRAPHIC]
we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Value Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

     In compiling our thoughts for this shareholder letter, we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan...

     "Mr. Chairman And members of the Committee, I Appreciate this opportunity to present the Federal Reserve's Midyear report on monetary policy.

     Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in Asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it undermines this extraordinary expansion."

     -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

BEATING UP THE LITTLE GUYS

     While investors worry about a substantial correction or even a bear market for the Dow Jones Industrial Average ("DJIA") and S&P 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq listed stocks are off 20% or more from their 52 week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones, makes it easier for us to pick up small cap stock bargains.

DEAL ACTIVITY SURFACES VALUE

     One component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong merger and acquisition activity is providing a tailwind to the excellent performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.


--------------------------------------------------------------------------------

                              1998 COMPLETED DEALS
 FUND HOLDING                                    CLOSING DATE        % RETURN(a)
 ------------                                    ------------        -----------
 Ticketmaster Group Inc.                             6/24               24.6%
 Lukens Inc.                                         6/04               12.0
 Handy & Harman                                      4/06                2.2


          PERCENTAGE CHANGES THROUGH JUNE 30, 1998 FOR ANNOUNCED DEALS

                                                     SECOND         YEAR-TO-DATE
 CURRENT FUND HOLDINGS                         QUARTER RETURN(b)      RETURN(b)
 ---------------------                         -----------------      ---------
 Cable Michigan Inc.                                 52.9%              70.5%
 Tele-Communications Inc.                            23.6               37.6
 Echlin Inc.                                         (6.4)              35.6
 Southern New England Telecommunications Corp.       (9.8)              30.2
 Giant Food Inc.                                     10.9               27.1
 Quaker State Corp.                                 (13.0)              15.9
 BET Holdings Inc.                                    3.0               15.2
 Ragan (Brad) Inc.                                    6.3                3.8

--------------------------------------------------------------------------------
     (a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date.
     (b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998. Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------

THE ENVELOPE PLEASE.  THE WINNERS ARE...!

     Media companies, most notably Seagram, Viacom and News Corp., were applauded by the market this quarter. Telecommunications franchises such as Century Telephone Enterprises and Telecom Italia Mobile also did well. Additionally, broadcasters Grupo Televisa and Gray Communications found the winners circle. Once again, takeouts such as PolyGram, Giant Food, Tele-Communications Inc. and Tele-Communications Inc. / Liberty Media Group buoyed performance.

AND SOME LOSERS

     As might be expected from the potentially negative impact of the Asian crisis on the manufacturing sector, companies such as Ferro, Barnes Group, Coltec Industries, Ampco-Pittsburgh and Deere got hit hard this quarter. Deere's problem is not so much from international competition for its state-of-the-art farm equipment, but from the impact of weak foreign currencies and economies on the American farmer. American agricultural exports to Asia and the former Soviet Union will likely trend down. Competiti on from Latin American agricultural exporters will heat up. These global dynamics, coupled with the absence of agricultural price supports, will likely pinch the pockets of American farmers, who will probably be more reluctant to invest in new Deere equipment. Gambling stocks such as Mirage Resorts and Circus Circus Enterprises also folded.

     Should we have followed momentum investors out of these stocks? That is not our style. We believe these companies still have strong franchises and very attractive long term business prospects. We have always been willing to tolerate poor short term, market related performance from portfolio companies we believe are positioned to provide superior long term results.

TOO MUCH OF A GOOD THING?

     Investors' cool response to the Norwest/Wells Fargo and Citicorp/Travelers mergers and the government's new found sensitivity to the further consolidation of American industry has led some market observers to proclaim the end of what we have termed the third great wave of takeovers.

     Upon his widely rumored demise, Mark Twain said, "The reports of my death are greatly exaggerated". We echo these sentiments in regard to the premature obituary for deals. We will likely see fewer deals in those industries like aerospace that have already undergone extensive consolidation. Also, with some takeover yeast baked into bank stock valuations, future deals may not be at the kind of premium prices seen in recent years.

     But, we believe the "urge to merge" will remain strong in many other industry groups. We expect to see more mega-deals in the telecommunications arena as the big hitters jockey for position in this globally deregulated business. We anticipate more big media deals as the leaders extend their global franchises. Manufacturing companies are still looking to acquire complimentary product lines and boost global market shares. Importantly, small companies have become cheaper making them even more attractive targets at a time when lower long term capital gains tax rates have made it more profitable for owner/managers to cash in the chips.

     As for government meddling? We agree with Federal Reserve Board Chairman Alan Greenspan's recent comments to Congress that deals are a natural part of the free market process. There is certainly ample evidence worldwide that consolidation helps energize economies. As we expect the Clinton Administration learned from the health care debacle, if it isn't broken, there is little political incentive to try to fix it. While the job dislocation that generally accompanies consolidation is an issue that lends itself to political football, with today's strong labor market, we do not think it will evolve into any government restraints on deals without legitimate antitrust implications.

DIALING UP A BIG DEAL - "MA BELL" IS NOW RIDING MOTORCYCLES

     Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications Inc.

     Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, Internet access and entertainment programming services on one line, passing approximately one-third of all U.S. homes.

     How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, "content and creativity" providers could continue to be viewed as appetizing targets.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's
 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost
24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Chris-craft Industries Inc. (CCN -
$54.6875 - NYSE), through its 79%
ownership of BHC Communications (BHC -       -----------------------------------
$140.3125 - ASE), is primarily a                  Chris-Craft Industries
television broadcaster. BHC owns and         -----------------------------------
operates UPN affiliated stations in New                      |
York (WWOR), Los Angeles (KCOP) and                 79%      |
Portland (KPTV). BHC also owns 59% of                        |
United Television (UTVI - $114.50 -          -----------------------------------
Nasdaq), which operates an NBC                      BHC Communications
affiliate, an ABC affiliate and four UPN     -----------------------------------
affiliates. United Television has                            |
purchased WHSW in Baltimore for $80                 59%      |
million and has an agreement to purchase                     |
WRBW, a UPN affiliate in Orlando, for        -----------------------------------
$60 million. Chris-Craft's television               United Television
stations constitute one of the nation's      -----------------------------------
largest television station groups,
reaching approximately 22% of U.S.
households. The Chris-Craft complex is
debt free and strongly positioned to
expand its operations with roughly $1.5
billion in cash and marketable
securities.

Dekalb Genetics Corp. (DKB - $94.625 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. DeKalb was recently put up for sale by the founding Roberts family. Monsanto (MTC - $55.875 - NYSE), which already owns 40% of DeKalb, won the three-month-long auction and is to pay $100 in cash for each additional share, or $2.3 billion.

Echlin Inc. (ECH - $49.0625 - NYSE), a leading producer of quality automotive parts, is a worldwide manufacturer of brake, engine, power transmission, and steering and suspension system products for a wide range of vehicles and off-road equipment. Two-thirds of Echlin's business is replacement parts used to repair cars and trucks. These products are sold to a broad base of aftermarket customers who then supply the parts to professional technicians and do-it-yourselfers. Dana Corp. (DCN - $53.50 - NYSE) successfully outbid SPX Corp. (SPW - $64.375 - NYSE) and has acquired the company with Echlin's shareholders receiving 0.9293 Dana shares for each Echlin share.

Media General Inc. (MEG'A - $49.25 - ASE) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of 247,000. Media General operates fourteen network television stations in Southeastern markets, including Tampa, Birmingham and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

Mediaone Group Inc. (UMG - $43.9375 - NYSE), recently split-off from US West Media Group, is a cable distributor committed to providing multiple services with an emphasis on high speed transmission. Following the sale of its investment in Dex and the resale of its wireless operations, MediaOne has a strong financial position which should allow the company to be one of the leaders in the upgrading of cable infrastructures.

Navistar International Corp. (NAV - $28.875 - NYSE) is the leading North American producer of heavy duty trucks, medium duty trucks and school buses. The company also manufactures mid-range, 175 to 300 horsepower, diesel engines. NAV has a leading 40% share of the medium duty truck market and 21% share of the heavy duty truck market. NAV participates in cyclical industries. With the truck industry rebounding, the company should generate substantial cash flow, which would not initially be taxed due to its large (nearly $1.8 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six year, $650 million capital spending, development and production program for the company's "next generation" truck.

Tele-communications Inc. (TCOMA - $38.4375 - NASDAQ), one of the largest cable TV operators in the U.S., is guided by Dr. John Malone - one of the
most shareholder sensitive managers we have found.   Regulation has
historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International (TINTA - $20.0938 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. AT&T (T - $57.125 - NYSE) recently agreed to acquire TCI, offering 0.7757 AT&T shares for each TCOMA share.

USA Networks Inc. (USAI - $25.125 - NASDAQ) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought together the following assets under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping Network and Ticketmaster. Plans are to integrate these assets, leveraging programming, production capabilities and electronic commerce across its strong distribution platform.

Viacom Inc. (VIA - $58.50 - ASE; VIA'B - $58.25 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will enable us to provide satisfactory returns over the long term.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                     Sincerely,



                                     /s/ Mario J. Gabelli

                                     MARIO J. GABELLI, CFA
                                     Portfolio Manager and
                                     Chief Investment Officer

August 1, 1998


         ---------------------------------------------------------------
                            TOP TEN HOLDINGS
                              JUNE 30, 1998
                              -------------

          Media General Inc.               Chris-Craft Industries Inc.
          Viacom Inc.                      Tele-Communications Inc.
          Cablevision Systems Corp.        USA  Networks Inc.
          MediaOne Group Inc.              DeKalb Genetics Corp.
          Navistar International Corp.     Echlin Inc.
         ---------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
  SHARES                                          COST          VALUE
  ------                                          ----          ------
            COMMON STOCKS--97.4%
            AEROSPACE--0.5%
   200,000  Fairchild Corp., Cl.
              A+............................ $  4,108,085   $  4,037,500
                                             ------------   ------------
            AGRICULTURE--2.3%
   190,000  DeKalb Genetics Corp.,
              Cl. B.........................   17,905,801     17,978,750
                                             ------------   ------------
            AUTOMOTIVE: PARTS AND ACCESSORIES--2.5%
   357,000  Echlin Inc. ....................   13,749,875     17,515,312
    13,000  Modine Manufacturing Co. .......      465,017        450,125
    20,000  Quaker State Corp. .............      272,538        327,500
    30,000  Ragan (Brad) Inc.+..............      702,688      1,177,500
                                             ------------   ------------
                                               15,190,118     19,470,437
                                             ------------   ------------
            AVIATION: PARTS AND SERVICES--0.4%
    22,000  Barnes Group Inc. ..............      631,381        595,375
   150,000  Coltec Industries
              Inc. .........................    2,182,327      2,981,250
     5,000  Precision Castparts
              Corp. ........................      295,844        266,875
                                             ------------   ------------
                                                3,109,552      3,843,500
                                             ------------   ------------
            BROADCASTING--7.7%
   158,800  Ackerley Group Inc. ............    2,454,903      3,334,800
   504,020  Chris-Craft Industries
              Inc+. ........................   13,037,915     27,563,593
   110,000  Gray Communications
              Systems Inc., Cl.
              B.............................    2,336,155      3,396,250
   450,000  Grupo Televisa SA,
              GDR+..........................    9,817,771     16,931,250
   120,000  Liberty Corp. ..................    3,138,944      6,037,500
   275,000  Paxson Communications
              Corp., Cl. A+.................    2,227,090      3,334,375
                                             ------------   ------------
                                               33,012,778     60,597,768
                                             ------------   ------------
            BUSINESS SERVICES--0.4%
   127,000  Berlitz International
              Inc., New+....................    1,976,475      3,429,000
     3,000  Republic Services Inc., Cl. A...       72,000         72,000
                                             ------------   ------------
                                                2,048,475      3,501,000
                                             ------------   ------------
            CABLE--17.1%
    18,750  Cable Michigan Inc.+............      118,625        731,250
   600,000  Cablevision Systems
              Corp., Cl. A+.................   14,309,897     50,100,000
 1,100,000  MediaOne Group Inc. ............   28,986,587     48,331,250
   720,000  TCI Ventures Group..............    5,192,986     14,445,000
   530,000  Tele-Communications
              Inc., Cl. A, New+.............    7,109,525     20,371,875
                                             ------------   ------------
                                               55,717,620    133,979,375
                                             ------------   ------------

                                                              MARKET
  SHARES                                        COST          VALUE
  ------                                        ----          ------
            COMMUNICATIONS EQUIPMENT--0.4%
    40,000  Northern Telecom
              Ltd. ........................ $    748,500   $  2,270,000
    30,000  Scientific-Atlanta
              Inc. ........................      545,488        761,250
                                            ------------   ------------
                                               1,293,988      3,031,250
                                            ------------   ------------
            CONSUMER PRODUCTS--2.2%
   420,000  Carter-Wallace Inc. ...........    6,097,656      7,586,250
   100,000  General Cigar Holdings Inc. ...    1,489,813        987,500
   168,000  General Cigar Holdings
              Inc., Cl. B (a)+.............    1,414,002      1,659,000
    50,000  Ralston Purina Group...........    2,098,598      5,840,625
41,700....  Syratech Corp.+................      983,310      1,334,400
                                            ------------   ------------
                                              12,083,379     17,407,775
                                            ------------   ------------
            CONSUMER SERVICES--0.6%
    15,000  Cendant Corp. .................      283,250        313,125
   155,000  Loewen Group Inc. .............    4,081,745      4,185,000
                                            ------------   ------------
                                               4,364,995      4,498,125
                                            ------------   ------------
            DIVERSIFIED INDUSTRIAL--2.6%
    20,970  Bethlehem Steel
              Corp. .......................      243,776        260,814
    80,000  Honeywell Inc. ................    5,047,484      6,685,000
   175,000  ITT Industries Inc. ...........    4,965,846      6,540,625
   216,000  Katy Industries
              Inc. ........................    1,812,634      3,942,000
    60,000  Lamson & Sessions
              Co.+.........................      355,813        371,250
   250,000  Tyler Corp.+...................      578,550      2,578,125
    20,000  WHX Corp. .....................      268,650        257,500
                                            ------------   ------------
                                              13,272,753     20,635,314
                                            ------------   ------------
            ENERGY--1.4%
   150,000  Pennzoil Co. ..................   10,282,733      7,593,750
   136,000  Southwest Gas Corp. ...........    2,487,675      3,323,500
                                            ------------   ------------
                                              12,770,408     10,917,250
                                            ------------   ------------
            ENTERTAINMENT--14.0%
   180,660  Ascent Entertainment
              Group Inc.+..................    1,859,301      2,009,843
   175,000  BET Holdings Inc., Cl.
              A+...........................    9,201,778     11,014,063
    64,000  GC Companies Inc.+.............    2,740,331      3,320,000
    10,000  PolyGram NV....................      528,018        508,750
   781,500  USA Networks Inc.+.............   10,153,063     19,635,188
    72,000  Tele-Communications
              Inc./ Liberty Media
              Group, Cl. A.................    2,782,618      2,794,500
 1,200,000  Viacom Inc., Cl. A+............   38,520,667     70,200,000
                                            ------------   ------------
                                              65,785,776    109,482,344
                                            ------------   ------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST          VALUE
  ------                                 ----          ------
            COMMON STOCKS (CONTINUED)
            EQUIPMENT AND SUPPLIES--8.9%
   100,000  Aeroquip-Vickers
              Inc. ................  $  4,775,010   $  5,837,500
   205,000  AMP Inc. ..............     8,574,232      7,046,875
    50,000  Ampco-Pittsburgh
              Corp. ...............       250,018        768,750
    25,000  Deere & Co. ...........       456,192      1,321,875
   125,000  Flowserve Corp. .......     3,537,283      3,046,875
   130,000  Gerber Scientific
              Inc. ................     1,111,661      2,957,500
   210,000  Hussmann International
              Inc. ................     1,541,431      3,937,500
   970,000  Navistar International
              Corp. ...............    25,705,000     28,008,750
   132,000  Pittway Corp., Cl. A...       729,436      9,751,500
    75,000  Sequa Corp., Cl. A+....     2,704,459      5,006,250
    24,500  Sequa Corp., Cl. B+....     1,203,320      1,935,500
     5,000  Smith (A.O.) Corp. ....       208,100        255,313
                                     ------------   ------------
                                       50,796,142     69,874,188
                                     ------------   ------------
            FINANCIAL SERVICES--1.9%
    45,000  Allied Group Inc. .....     2,093,505      2,106,562
   160,000  American Bankers
              Insurance Group
              Inc. ................    10,122,477      9,620,000
    30,000  Lehman Brothers
              Holdings Inc. .......       565,875      2,326,875
    42,300  Pioneer Group Inc. ....     1,211,891      1,113,019
                                     ------------   ------------
                                       13,993,748     15,166,456
                                     ------------   ------------
            FOOD AND BEVERAGE--3.7%
    33,739  Advantica Restaurant
              Group Inc.+..........       315,000        328,955
    65,000  Corn Products
              International
              Inc.+................     2,140,792      2,218,125
   200,000  Quaker Oats Co. .......     6,847,661     10,987,500
    40,000  Seagram Co. Ltd. ......     1,323,775      1,637,500
   606,500  Whitman Corp. .........     7,093,618     13,949,500
                                     ------------   ------------
                                       17,720,846     29,121,580
                                     ------------   ------------
            HEALTH CARE--0.4%
   300,000  IVAX Corp.+............     2,829,106      2,775,000
                                     ------------   ------------
            HOTELS AND GAMING--1.9%
   502,000  Aztar Corp.+...........     3,577,923      3,419,875
   180,000  Circus Circus
              Enterprises Inc.+....     4,431,358      3,048,750
   140,601  Gaylord Entertainment
              Co., Cl. A...........     4,016,759      4,534,382
    60,000  Hilton Hotels Corp. ...     1,675,632      1,710,000
   110,000  Mirage Resorts Inc.+...     1,136,669      2,344,375
                                     ------------   ------------
                                       14,838,341     15,057,382
                                     ------------   ------------

                                                       MARKET
  SHARES                                 COST          VALUE
  ------                                 ----          ------
            METALS AND MINING--0.5%
    35,000  Barrick Gold Corp. ....  $    803,975   $    671,563
   158,000  Echo Bay Mines Ltd.+...     1,008,691        355,500
    75,000  Homestake Mining
              Co. .................       941,563        778,125
    55,000  Placer Dome Inc. ......       651,513        646,250
   465,000  Royal Oak Mines
              Inc.+................       831,854        406,875
   300,000  TVX Gold Inc.+.........       845,911        918,750
                                     ------------   ------------
                                        5,083,507      3,777,063
                                     ------------   ------------
            PAPER AND FOREST PRODUCTS--0.3%
    70,000  Sealed Air Corp. ......     2,769,700      2,572,500
                                     ------------   ------------
            PUBLISHING--13.3%
   220,000  Golden Books Family
              Entertainment
              Inc.+................     3,027,507        845,625
    60,000  McGraw-Hill Companies
              Inc. ................     2,597,189      4,893,750
 1,700,000  Media General Inc., Cl.
              A....................    34,591,004     83,725,000
   165,000  Meredith Corp. ........     3,250,132      7,744,688
    50,000  Reader's Digest
              Association Inc., Cl.
              A....................     1,260,813      1,356,250
   180,000  Reader's Digest
              Association Inc., Cl.
              B....................     4,387,481      4,882,500
     8,000  Tribune Co. ...........       545,650        550,500
                                     ------------   ------------
                                       49,659,776    103,998,313
                                     ------------   ------------
            REAL ESTATE--1.8%
   650,000  Catellus Development
              Corp.+...............     8,033,386     11,496,875
   130,000  Griffin Land &
              Nurseries
              Inc.+................     1,463,689      2,275,000
                                     ------------   ------------
                                        9,497,075     13,771,875
                                     ------------   ------------
            RETAIL--5.2%
   425,000  American Stores Co. ...    10,614,220     10,279,687
    25,000  Burlington Coat Factory
              Warehouse Corp. .....       322,047        562,500
   214,800  Giant Food Inc., Cl.
              A....................     8,190,521      9,249,825
   125,000  Hartmarx Corp.+........       963,262        945,313
    50,000  Ingles Markets Inc.,
              Cl. A................       654,178        725,000
   130,000  Lillian Vernon Corp....     1,856,440      2,161,250
   100,000  Mercantile Stores
              Co. .................     7,884,060      7,893,750
   210,000  Neiman Marcus Group
              Inc.+................     4,147,362      9,121,875
                                     ------------   ------------
                                       34,632,090     40,939,200
                                     ------------   ------------
            SPECIALITY CHEMICALS--0.5%
   142,500  Ferro Corp. ...........     1,796,269      3,607,031
                                     ------------   ------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST          VALUE
  ------                                 ----          ------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS--2.8%
   552,250  Citizen Utilities Co.,
              Cl. B+...............  $  5,491,846   $  5,315,406
    46,300  Commonwealth Telephone
              Enterprises Inc.+....       331,188      1,221,163
    75,000  Frontier Corp. ........     2,285,357      2,362,500
   134,000  RCN Corp.+.............       729,739      2,596,250
   150,000  Southern New England
              Telecommunications
              Corp. ...............     6,457,176      9,825,000
    10,000  US West Inc.+..........       484,552        470,000
                                     ------------   ------------
                                       15,779,858     21,790,319
                                     ------------   ------------
            WIRELESS COMMUNICATIONS--4.1%
   324,000  Century Telephone
              Enterprises Inc. ....     4,603,083     14,863,500
   150,000  COMSAT Corp. ..........     3,501,997      4,246,875
    45,000  Loral Space &
              Communications
              Ltd.+................       631,125      1,271,250
    50,000  Rogers Cantel Mobile
              Communications Inc.,
              Cl. B................       647,525        625,000
   200,000  TCI Satellite
              Entertainment Inc.,
              Cl. A+...............     1,665,188      1,175,000
   250,000  Telecom Italia Mobile
              SpA..................       332,242      1,529,478
   210,000  Telephone and Data
              Systems Inc. ........     9,199,191      8,268,750
                                     ------------   ------------
                                       20,580,351     31,979,853
                                     ------------   ------------
TOTAL COMMON STOCKS................   480,640,537    763,811,148
                                     ------------   ------------
            PREFERRED STOCK--0.5%
            PUBLISHING--0.5%
   155,500  News Corp. Ltd., ADR
              Preference Shares....     2,390,998      4,392,875
                                     ------------   ------------

PRINCIPAL
  AMOUNT
---------
            CORPORATE BOND--0.1%
            ENTERTAINMENT--0.1%
$  497,000  Viacom Inc., Sub.
              Deb., 8.00% due
              07/07/06............       322,429           513,463
                                    ------------      ------------
            U.S. GOVERNMENT OBLIGATIONS--1.4%
11,000,000  U.S. Treasury Bills,
              4.91% to 4.94%++
              due 07/23/98........    10,967,449        10,967,449
                                    ------------      ------------
PRINCIPAL
  AMOUNT                                COST             VALUE
----------                          ------------      ------------
            REPURCHASE AGREEMENT--0.7%
$5,366,000  Agreement with Salomon
              Inc., 5.85% due
              07/01/98(b).........  $  5,366,000      $  5,366,000
                                    ------------      ------------

TOTAL INVESTMENTS........  100.1%   $499,687,413       785,050,935
                                    ============
OTHER ASSETS AND
  LIABILITIES (NET)......   (0.1)%                        (576,075)
                           -----                      ------------
NET ASSETS
  (46,317,229 shares
  outstanding)...........  100.0%                     $784,474,860
                           =====                      ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE...............                            $16.94
                                                            ======

MAXIMUM OFFERING PRICE PER SHARE
  ($16.94 / .945, based on
  maximum sales charge of 5.5%
  of the offering price at June
  30, 1998).....................                            $17.93
                                                            ======

------------------------------

       For Federal tax purposes:
          Aggregate cost......................  $499,687,413
                                                ============
          Gross unrealized appreciation.......  $298,694,555
          Gross unrealized depreciation.......   (13,331,033)
                                                ------------
          Net unrealized appreciation.........  $285,363,522
                                                ============

 (a)   Security fair valued as determined by the Board of Directors.
 (b)   Agreement dated 06/30/98 to be repurchased at $5,366,872
       collateralized by $3,894,000 U.S. Treasury Bond, 8.875% due 07/01/98 (value $5,607,136).
  +    Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR-- American Depositary Receipt.
 GDR-- Global Depositary Receipt.


                See accompanying notes to financial statements.

                 THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $499,687,413)......  $785,050,935
  Foreign currency, at value (Cost $16,459)......        16,599
  Cash...........................................        24,571
  Dividends and interest receivable..............       382,397
  Receivable for investments sold................     3,409,637
  Receivable for capital shares sold.............     1,448,321
                                                   ------------
    TOTAL ASSETS.................................   790,332,460
                                                   ------------
LIABILITIES:
  Payable for investments purchased..............     2,198,679
  Payable for capital shares redeemed............     2,675,380
  Payable for investment advisory fees...........       613,284
  Payable for distribution fees..................       153,321
  Accrued Directors' fees........................        21,500
  Other accrued expenses.........................       195,436
                                                   ------------
    TOTAL LIABILITIES............................     5,857,600
                                                   ------------
    NET ASSETS applicable to 46,317,229 shares
      outstanding................................  $784,474,860
                                                   ============
NET ASSETS CONSIST OF:
  Capital stock, at par value....................  $     46,317
  Additional paid-in capital.....................   461,238,078
  Accumulated net investment loss................      (698,740)
  Accumulated net realized gain on investments...    38,525,543
  Net unrealized appreciation on investments.....   285,363,662
                                                   ------------
    TOTAL NET ASSETS.............................  $784,474,860
                                                   ============
    NET ASSET VALUE and redemption price per
      share ($784,474,860 / 46,317,229 shares
      outstanding; 300,000,000 shares authorized
      of $0.001 par value).......................        $16.94
                                                         ======
    Maximum offering price per share
      ($16.94 / .945, based on maximum sales
      charge of 5.5% of the offering price at
      June 30, 1998).............................        $17.93
                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $6,494).....  $  2,346,936
  Interest.......................................     1,976,229
                                                   ------------
    TOTAL INVESTMENT INCOME......................     4,323,165
                                                   ------------
EXPENSES:
  Investment advisory fees.......................     3,542,423
  Distribution fees..............................     1,004,960
  Shareholder services fees......................       223,926
  Directors' fees................................        32,543
  Legal and audit fees...........................        25,077
  Miscellaneous expenses.........................       192,976
                                                   ------------
    TOTAL EXPENSES...............................     5,021,905
                                                   ------------
    NET INVESTMENT LOSS..........................      (698,740)
                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, futures
    contracts and foreign currency
    transactions.................................    38,279,241
  Net change in unrealized appreciation on
    investments, futures contracts and foreign
    currency transactions........................    80,811,568
                                                   ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
    CURRENCY TRANSACTIONS........................   119,090,809
                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................  $118,392,069
                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                   JUNE 30, 1998          DECEMBER 31,
                                                                    (UNAUDITED)               1997
                                                              ------------------------    ------------
OPERATIONS:
  Net investment loss.......................................        $   (698,740)         $ (2,253,147)
  Net realized gain on investments, futures contracts and
    foreign currency transactions...........................          38,279,241            99,629,391
  Net change in unrealized appreciation on investments,
    futures contracts and foreign currency transactions.....          80,811,568           103,506,441
                                                                    ------------          ------------
    Net increase in net assets resulting from operations....         118,392,069           200,882,685
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments..........................                  --           (96,768,357)
                                                                    ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share
    transactions............................................          69,535,750            31,596,675
                                                                    ------------          ------------
    Net increase in net assets..............................         187,927,819           135,711,003
NET ASSETS:
  Beginning of period.......................................         596,547,041           460,836,038
                                                                    ------------          ------------
  End of period.............................................        $784,474,860          $596,547,041
                                                                    ============          ============

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. DESCRIPTION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long term capital appreciation. The Fund commenced operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $1,004,960, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $218,082,560 and $149,954,682, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $155,805 to Gabelli & Company, Inc. and its affiliates. For the six months ended June 30, 1998, Gabelli & Company, Inc. informed the Fund that it received $318,574 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                                    JUNE 30, 1998               DECEMBER 31, 1997
                                                             ---------------------------        -----------------
                                                               SHARES         AMOUNT          SHARES         AMOUNT
                                                               ------         ------          ------         ------
      Shares sold..........................................  11,298,703    $ 175,408,029     1,973,979    $ 29,851,529
      Shares issued upon reinvestment of dividends.........          --               --     6,078,762      85,160,680
      Shares redeemed......................................  (6,705,372)    (105,872,279)   (6,348,961)    (83,415,534)
                                                             ----------    -------------    ----------    ------------
        Net increase.......................................   4,593,331    $  69,535,750     1,703,780    $ 31,596,675
                                                             ==========    =============    ==========    ============

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                            SIX MONTHS                          YEAR ENDED
                                               ENDED                           DECEMBER 31,
                                           JUNE 30, 1998   ----------------------------------------------------
                                            (UNAUDITED)      1997       1996       1995       1994       1993
                                           -------------     ----       ----       ----       ----       ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period...    $  14.30      $  11.52   $  11.61   $  10.49   $  12.09   $  10.13
                                             --------      --------   --------   --------   --------   --------
  Net investment income (loss)...........       (0.02)        (0.05)     (0.02)      0.05       0.09       0.05
  Net realized and unrealized gain (loss)
    on investments.......................        2.66          5.55       1.04       2.30      (0.09)      3.95
                                             --------      --------   --------   --------   --------   --------
  Total from investment operations.......        2.64          5.50       1.02       2.35       0.00       4.00
                                             --------      --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income..................          --            --         --      (0.05)     (0.09)     (0.01)
  In excess of net investment income.....          --            --         --         --      (0.00)(a)  (0.04)
  Net realized gain on investments.......          --         (2.72)     (1.10)     (1.18)     (1.50)     (1.99)
  In excess of net realized gain
    on investments.......................          --            --         --         --      (0.01)        --
  Paid-in capital........................          --            --      (0.01)        --         --         --
                                             --------      --------   --------   --------   --------   --------
  Total distributions....................          --         (2.72)     (1.11)     (1.23)     (1.60)     (2.04)
                                             --------      --------   --------   --------   --------   --------
  NET ASSET VALUE, END OF PERIOD.........    $  16.94      $  14.30   $  11.52   $  11.61   $  10.49   $  12.09
                                             ========      ========   ========   ========   ========   ========
  Total return+..........................       18.5%         48.2%       8.7%      22.5%       0.0%      39.4%
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)...    $784,475      $596,547   $460,836   $486,144   $436,629   $491,193
  Ratio of net investment income (loss)
    to average net assets................     (0.20)%(b)    (0.45)%    (0.12)%      0.42%      0.73%      0.38%
  Ratio of operating expenses
    to average net assets................       1.42%(b)      1.42%      1.40%      1.50%      1.50%      1.53%
  Portfolio turnover rate................         23%           44%        37%        65%        67%        21%

---------------

  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                See accompanying notes to financial statements.

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                                Robert J. Morrissey
Chairman and Chief                                   Attorney-at-Law
Investment Officer                                   Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                                       Karl Otto Pohl
President                                            Former President
Bill Callaghan Associates                            Deutsche Bundesbank

Felix J. Christiana                                  Anthony R. Pustorino
Former Senior Vice President                         Certified Public Accountant
Dollar Dry Dock Savings Bank                         Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                                    OFFICERS
Mario J. Gabelli, CFA                                Bruce N. Alpert
President and Chief                                  Chief Operating Officer,
Investment Officer                                   Vice President and
                                                     Treasurer

James E. McKee
Secretary


                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


                            [PHOTO]

 THE
 GABELLI
 VALUE
 FUND
 INC.

                                           SEMI-ANNUAL REPORT
                                             JUNE 30, 1998